                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1551
                                     DATED: JULY 29, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           One Month


TRADE DATE:               July 29, 1997


SETTLEMENT DATE:          August 1, 1997


MATURITY DATE:            August 3, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.050%
                          (minus five basis points)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Monthly, using two business days prior.


INTEREST PAYMENT DATES:   Monthly on the 3rd of each month commencing September 3, 1997, through maturity, Subject to Modified Following Business Day
                          Convention.


INITIAL INTEREST RATE:    5.575%


FORM:                     Book-entry

